UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2013

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On Tuesday, September 17, 2013 at 11:30 a.m., EDT, Lyne Andrich, Executive Vice President and Chief Financial Officer, will participate in a panel discussion and meet with investors at the RBC Capital Markets 2013 Financial Institutions Conference in Boston, Massachusetts.

The presentation can be accessed over the Internet at http://www.veracast.com/webcasts/rbc/financial2013/13106110681.cfm live during the presentation and will be archived for 90 days after the event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date: September 13, 2013
/s/ Lyne Andrich
Lyne Andrich
EVP & CFO